SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

  Filed by the Registrant  |X|

  Filed by a Party other than the Registrant  | |

  Check the appropriate box:
  | |  Preliminary Proxy Statement     | |     Confidential, for Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2)
  |X|  Definitive Proxy Statement
  | |  Definitive Additional Materials
  | |  Soliciting Material Under Rule 14a-12

                              GISH BIOMEDICAL, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  |X|  No fee required.
  | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)      Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
  (2)      Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
  (4)      Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
  (5)      Total fee paid:

-------------------------------------------------------------------------------
  | |      Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
  | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)      Amount previously paid:

-------------------------------------------------------------------------------
  (2)      Form, Schedule or Registration Statement no.:

-------------------------------------------------------------------------------
  (3)      Filing Party:

-------------------------------------------------------------------------------
  (4)      Date Filed:

October 12, 2001


Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Gish Biomedical, Inc. which will be held on Tuesday, November 13, 2001 at 10:00 a.m. in the corporate offices of Gish Biomedical, Inc., at 22942 Arroyo Vista, Rancho Santa Margarita, CA 92688.

This booklet includes the Notice of the Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement describes the business that will be transacted at the Annual Meeting and also provides important information about the Company and the items to be voted upon that you should consider when you vote your shares.

At this year's meeting, among other things, you will be asked to consider and to vote upon the election of five directors. All of these nominees currently are directors of the Company. Their diversified experience and backgrounds have enabled them to contribute significantly to the success of the Company. Accordingly, your Board of Directors recommends that you vote FOR all of the nominees.

You also will be asked to (i) ratify the Board of Directors' selection of Ernst & Young, LLP as the Company's independent auditors for the 2001 fiscal year and (ii) appoint Ernst & Young LLP as the Company's independent auditors for the 2002 fiscal year. Your Board of Directors considers the firm well qualified for this position and therefore recommends that you vote FOR this proposal.

Each of the items upon which you will be asked to vote is discussed more fully in the attached Proxy Statement. We urge you to read the Proxy Statement completely and carefully so that you can vote your shares on an informed basis.

Your vote is important! We look forward to receiving your proxy form and hope that you will be able to join us at the Annual Meeting.

Sincerely yours,


/s/ John W. Galuchie, Jr.
------------------------------
John W. Galuchie, Jr.
Chairman

         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              GISH BIOMEDICAL, INC.
                               22942 Arroyo Vista
                    Rancho Santa Margarita, California 92688


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 13, 2001


To Shareholders of Gish Biomedical, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Gish Biomedical, Inc., a California corporation (the "Company"), will be held at the offices of the Company, at 22942 Arroyo Vista, Rancho Santa Margarita, California, 92688, at 10:00 a.m., Pacific Standard Time, on November 13, 2001 for the following purposes:

         (1) To elect five directors, the names of whom are set forth in the accompanying proxy statement, to serve until the next Annual Meeting.

         (2) To ratify the selection of Ernst &Young, LLP as auditors for the fiscal year ending June 30, 2001, and appoint Ernst & Young LLP as auditors for the fiscal year ending June 30, 2002.

         (3) To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on September 17, 2001, are the only shareholders entitled to vote at the Annual Shareholders Meeting.


                                    By Order of the Board of Directors


                                    /s/ John W. Galuchie, Jr.
                                    ---------------------------
                                    John W. Galuchie, Jr.
                                    Chairman

Rancho Santa Margarita, California
October 12, 2001

                              GISH BIOMEDICAL, INC.
                            a California Corporation
                               22942 Arroyo Vista
                    Rancho Santa Margarita, California 92688


                                 PROXY STATEMENT


                         Annual Meeting of Shareholders
                                November 13, 2001
                                   10:00 A.M.


                     Information Concerning the Solicitation

This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders ("Annual Meeting") of Gish Biomedical, Inc., a California corporation (the "Company"), to be held November 13, 2001.

The solicitation of proxies in the enclosed form is made by the Board of Directors on behalf of the Company.

The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by notifying the Secretary of the Company in writing, which communication must be received by 9:00 a.m., California time, on November 13, 2001. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted FOR proposals 1 and 2. A proxy will not be voted if the shareholder that executed it is present at the Annual Meeting and chooses to vote the shares represented thereby in person.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions and broker non-votes are not counted as votes for or against a proposal and do not affect the outcome.

The approximate date on which this proxy statement and the enclosed proxy card are first being sent to shareholders of record is October 12, 2001.

                 Shareholders' Proposals for Next Annual Meeting

Shareholders' proposals intended to be presented at the next Annual Meeting must be received by the Company no later than July 16, 2002, for inclusion in the Company's proxy statement and form of proxy for that meeting.

If a shareholder submits a proposal outside the process of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), such proposal needs to comply with Rule 14a-4(c)(1) of the Exchange Act. Under Rule 14a-4(c)(1), a shareholder must give written notice of a proposal or nomination of a director to the Company at least 45 days before the anniversary of the date on which the Company mailed its proxy materials to shareholders for the prior year's Annual Meeting of Shareholders. Shareholder proposals or nominations for director that do not meet the requirements of Rule 14a-8 under the Exchange Act or the notice requirements of Rule 14a-4(c)(1) will not be acted upon at the 2002 Annual Meeting. Moreover, provided that the Company satisfies the requirements of Rule 14a-4(c), Rule 14a-4(c) permits the Company to exercise discretionary voting authority at the 2002 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder which such shareholder has not sought to include in the Company's proxy statement pursuant to Rule 14a-8.

                          Outstanding Voting Securities

Only shareholders of record at the close of business on September 17, 2001, are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 3,592,145 shares of common stock. Each share has one vote on all matters other than, under certain conditions, the election of directors (see "Cumulative Voting"). A majority of the common stock outstanding on the record date and entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments or postponements thereof. A simple majority of the total shares represented at the Annual Meeting is required to elect the directors and ratify or approve the selection of Ernst & Young LLP as the Company's independent auditors

                                Cumulative Voting

Under Section 708 of the California General Corporation Law and the bylaws of the Company provide that in elections of directors, if any shareholder makes a proper request to cumulate such shareholder's votes at a shareholder meeting prior to the vote for directors, all shareholders present in person or represented by proxy at the meeting will be entitled to cumulate their votes. Under cumulative voting, each shareholder or proxy is entitled to multiply the number of shares to be voted on behalf of that shareholder times the number of directors to be elected and distribute the number of votes produced by the formula among one or more candidates as the person voting the shares determines fit.

Discretionary authority to cumulate votes represented by the proxies requested hereby is solicited by the Company's Board of Directors because, in the event that nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed proxy to cumulate votes represented by proxies for individual nominees and to appropriately distribute such votes among the five nominees in order to assure the election of as many of such nominees to the Board of Directors as possible.

Security Ownership of Certain Beneficial Holders and Management

The following table sets forth certain information as of September 17, 2001, except as otherwise indicated, regarding the beneficial ownership of common stock of the Company by (i) each person who is known to the Company to be the beneficial owner of 5% or more of the Company's common stock, (ii) each director of the Company, (iii) certain executive officers of the Company and
(iv) all directors and executive officers as a group. To the Company's knowledge, the beneficial owners named in the table have sole voting and investment power with respect to the shares.




              NAME                                           SHARES BENEFICIALLY OWNED       PERCENT OF CLASS  (1)


Asset Value Fund Limited Partnership
376 Main Street, Bedminster, NJ  07921                                587,300                      16.3%

Craig Corporation
550 South Hope Street, Ste. 1825, Los Angeles, CA  90071              583,900(2)                   16.3%

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, Santa Monica, CA  90401                            230,000                       6.4%

James J. Cotter, Jr.                                                    2,383                        *

Ray R. Coulter                                                         12,511(3)                     *

John W. Galuchie, Jr.                                                 587,300(4)                   16.3%

John S. Hagestad                                                      139,190(5)                    3.9%

Kelly D. Scott                                                        303,300(6)                    8.0%

Leslie M. Taeger                                                       15,000(7)                     *

All officers and directors as a group, five persons                 1,059,684(8)                   27.7%


*   Less than 1%

** Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise noted, and subject to applicable community property laws, each individual has sole voting and investment power, to the Company's knowledge, with respect to the shares indicated. Shares of common stock subject to options currently exercisable or exercisable within 60 days after September 17, 2001, are deemed outstanding for computing the share amount and the percentage ownership of the person holding such stock options, but are not deemed outstanding for computing the percentage of any other person.

(1) Percent of the outstanding shares of the Company's common stock, treating as outstanding all shares issuable upon exercise of options held by particular beneficial owners that are included in the first column.
(2) Craig Corporation is the beneficial owner of Common Stock of Gish Biomedical, Inc. through its controlling interest in Citadel Holding Corporation.
(3)      Includes 8,333 shares subject to options exercisable currently.
(4) Mr. Galuchie is deemed to be the beneficial owner of Common Stock of Gish Biomedical, Inc. through his position as Treasurer and Secretary of Asset Value Management, Inc., the sole general partner of Asset Value Fund Limited Partnership.

(5)      Includes 5,000 shares subject to options exercisable currently.
(6)      Includes 200,000 shares subject to options exercisable currently.
(7) Includes 15,000 shares subject to options exercisable currently and within 60 days after September 17, 2001.
(8) Includes 228,333 shares subject to options exercisable currently and within 60 days after September 17, 2001.

                              ELECTION OF DIRECTORS
                                   Proposal 1:


Five directors will be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors shall have been chosen and qualified. The Company's bylaws authorize a range in the number of directors between six and eleven. There is currently one vacancy, which will not be filled at the Annual Meeting. All of the nominees named below have indicated their willingness to serve. However, in the event any one or more of such nominees shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the Board of Directors, unless the Board reduces the number of directors to be elected at the Annual Meeting. It is not expected, however, that any nominee will be unavailable for election to the Board of Directors or that the number of directors to be elected at the Annual Meeting will be reduced.

There  are  no  arrangements   or  understandings   between   any   director  or
director nominee and any other person pursuant to which he is or was to be selected as a director of the Company.

Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but they will not have any effect on the outcome of this proposal since directors are elected by a plurality.

The   Board  of  Directors  recommends that you vote FOR the election of each of the nominees named below. The names of the nominees for directors of the Company
are   listed   in   the   following   table.



NAME                     PRINCIPAL OCCUPATION                         AGE       DIRECTOR SINCE


James J. Cotter, Jr.     Attorney, Whitman Breed Abbott & Morgan      32            1999
                         LLP

Ray R. Coulter           Practicing Attorney in Rancho Mirage,        68            1979
                         California

John W. Galuchie, Jr.    President, T.R. Winston & Company, Inc.      48            1999

John S. Hagestad         Managing Director, Sares/Regis Group         54            1979

Kelly D. Scott           President and Chief Executive Officer        45            2000
                         of the Company


Nominee's Business Experience and Other Directorships

Mr. Cotter has been an attorney with Whitman Breed Abbott & Morgan LLP since 1997. Previously, he was with Cecelia Packing Corporation. Mr. Cotter received his L.L.M. and J.D. degrees in 1995 from New York University School of Law.

Mr. Coulter is a practicing attorney in Rancho Mirage, California, specializing in corporate, Food and Drug Administration and health care law. For more than the previous 5 years, he was the co-founder and chief financial officer of Wintec Energy, Ltd., an alternate energy company.

Mr. Galuchie, a Certified Public Accountant and Chairman of the Company, is principally engaged in the following businesses: (i) T.R. Winston & Company, Inc., a securities broker/dealer, as President since January 1990 and director since September 1989; (ii) Kent Financial Services, Inc., in various executive positions since 1986 including the Treasurer and Secretary of Asset Value Management, Inc., the sole general partner of Asset Value Fund Limited Partnership; (iii) Pure World, Inc., a manufacturer and distributor of natural products, as Executive Vice President since April 1988; (iv) Cortech, Inc., a biopharmaceutical company, as President and director since September 1998. Mr. Galuchie served as a director of Crown NorthCorp, Inc. from June 1992 to August 1996, a director of HealthRite, Inc. from December 1998 to June 1999 and a director of Golfrounds.com, Inc. from July 1992 to January 2000.

Mr. Hagestad is a Managing Director of Sares/Regis Group, a firm specializing in real estate acquisition, development and management, located in Irvine, California. He has been associated with Sares/Regis Group for more than 20 years.

Mr. Scott joined the Company in May 2000 as President and Chief Executive Officer. Prior to joining Gish, Mr. Scott was employed for more than twenty years by Sorin Biomedica and its predecessor, Shiley, Inc. a subsidiary of Pfizer, Inc. He was most recently Managing Director of Sorin Biomedica Asia, a position held since 1998. >From 1996 to 1997 he was Managing Director of Sorin Biomedica U.K. Ltd. and from 1994 to 1996 Director of National Accounts for Sorin Biomedical, Inc.

Compensation of Directors

Directors who are not officers of the Company each receive a fee of $8,000 per fiscal year and an additional fee of $500 for attendance at each Board of Directors' and committee meeting. Officers of the Company do not receive additional compensation for attendance at Board of Directors' meetings or committee meetings. Effective February 1, 1999, the Board approved the waiver of Directors' compensation until such time as the Company returns to profitability.

Board of Directors' Affiliations

No affiliations exist between the Company and the non-employee nominees to the Board of Directors.

Committees of the Board of Directors

Pursuant to the Company's bylaws, the Board of Directors has appointed four standing committees from among its members. These committees are the Audit, Compensation, Executive and Nominating Committees.

The function of the Audit Committee is to review and report to the Board on the financial statements of the Company prepared by management and to review and report to the Board the results of audit examinations by the Company's independent public accountants. The members of the Audit Committee are Ray R. Coulter, John W. Galuchie, Jr. and John S. Hagestad.

The  Compensation  Committee  is  a  standing  committee   of   the   Board   of
Directors of the Company. The Compensation Committee is responsible for establishing and evaluating the effectiveness of compensation policies and programs for the Company and for making determinations regarding the compensation of the Company's executive officers, subject to review by the full Board of Directors. The members of the Compensation Committee are John S.
Hagestad and Ray R. Coulter, both of whom are non-employee directors of the Company.

No member of the Compensation Committee is a former or current officer or employee of the Company or a subsidiary of the Company. Furthermore, there are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and board members.

The function of the Executive Committee is to advise the Chief Executive Officer on matters of importance to the Board and the Company, between regularly scheduled meetings of the Board of Directors. The members of the Executive Committee are John S. Hagestad and John W. Galuchie, Jr.

The Nominating Committee is responsible for considering and making recommendations to the Board concerning the director nominees for approval by the Board and the shareholders. The members of the Nominating Committee are John
S. Hagestad and John W. Galuchie, Jr. Only nominations from the members of the Nominating Committee will be considered.

Meeting Attendance

There were three meetings of the Board of Directors during the fiscal year ended June 30, 2001 and three meetings of the Audit Committee. All directors except for John S. Hagestad, attended more than 75% of the meetings of the Board and of the committees of which they are members. Mr. Hagestad was not able to attend one Board of Directors Meeting during fiscal 2001.

There were no meetings of the Compensation or Executive Committees during fiscal 2001, as all related matters were discussed with the full Board at the Board of Directors meetings. There were no meetings of the Nominating Committee during the fiscal year, as the nominations were determined by Unanimous Written Consent.

                      Executive Officers of the Registrant


                                                                 First Year
    Name              Position with Company           Age      Elected Office
-------------------------------------------------------------------------------

Kelly D. Scott      President and Chief Executive      45          2000
                    Officer of the Company
Leslie M. Taeger    Chief Financial Officer            51          2000

For  certain  information  concerning   the  business  experience  of  Mr. Scott
refer to previous section titled "Election of Directors".

Mr. Taeger became Vice President, Chief Financial Officer in September 2000. Prior to joining Gish, Mr. Taeger was employed for more than five years as Chief Financial Officer by Cartwright Electronics, Inc., a division of Meggitt, PLC.

                             Executive Compensation

Summary Compensation Table. The following table sets forth the aggregate compensation for services rendered in all capacities during the fiscal years ended June 30, 2001, 2000 and 1999 of all persons serving as Chief Executive Officer and all other executive officers whose salary and bonus exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                            Long-Term
                                                                            Compensa-
                                                   Annual Compensation        tion
                               ----------------------------------------------------------------------
                                                             Other Annual   Securities     All Other
Name and Principal                                 Bonus    Compensation    Underlying   Compensation
    Position             Year        Salary ($)   ($) (1)      ($) (2)      Option (#)     ($) (3)
-----------------------------------------------------------------------------------------------------------------

Kelly D. Scott,          2001        180,000           -            -        190,000             -
     President and       2000         22,500
     CEO

Jack W. Brown,           2001        100,000
     Former President    2000        118,958            -        3,332             -        15,629
     and CEO             1999        191,000       28,650        4,926             -           250

Leslie M. Taeger,        2001        118,750       10,900            -        25,000           250
     Chief Financial
     Officer

James R. Talevich,       2000        126,583            -            -        35,000           250
     Former Chief
     Financial Officer




(1) Bonuses paid to the Named Executive Officers are pursuant to annual incentive compensation programs established each year for selected employees of the Company, including the Company's executive officers. Under this program, performance goals, relating to such matters as sales growth, gross profit margin and net income as a percentage of sales, and individual efforts are established each year. Incentive compensation, in the form of cash bonuses, was awarded based on the extent to which the Company and the individual achieved or exceeded the performance goals.

(2)  Other  Annual  Compensation  consists  of  the  personal  use   portion  of
     Company-provided automobiles and premiums paid on executive disability policies.

(3) All Other Compensation consists of the Company's matching contributions to the Gish Salary Savings Plan under Section 401(k) of $250 in each fiscal year, plus the value of a company-owned vehicle which was given to Mr. Brown under the terms of his employment agreement.

(4) Mr. Scott joined the Company in May 2000 as President and Chief Executive Officer. Mr. Scott entered into a written employment agreement with the Company whereby he is entitled to an annual base salary of $180,000, a signing bonus of $20,000 upon the commencement of his employment, and a bonus to be determined by the Board of Directors based on the achievement of specified corporate profitability targets. The employment agreement was amended in August, 2001 to provide an initial two-year term commencing August 8, 2001 ("Commencement Date"). The term is to be automatically extended one day for each day elapsed after the Commencement Date. In the event that his employment is involuntarily terminated, he will be entitled to severance equivalent to two times the annual salary then in effect on the date of such termination. Mr. Scott was granted options to purchase 190,000 shares of the Company's Common Stock at an exercise price of $3.00 per share. Options will vest and become exercisable at the rate of 60,000 shares on May 18, 2000, 40,000 shares on May 18, 2001, 40,000 shares on May 18, 2002,and 50,000 shares on May 18, 2003. Mr. Scott was granted an additional fully vested option to purchase 100,000 shares at an exercise price of $.96 per share effective August 8, 2001.

Stock Options Granted During Fiscal 2001. The following table shows information regarding stock options granted to the Named Executive Officers during fiscal year 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)



                        Number of
                       Securities    % of total Options
                       Underlying        Granted to
                     Option Granted    Employees in    Exercise or Base
    Name                (#) (1)         Fiscal Year     Price ($/Share)      Expiration Date
---------------------------------------------------------------------------------------------

Leslie M. Taeger         25,000            9.8%             $2.375               9/18/10




Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, each exercise of stock options during the year ended June 30, 2001 and the year-end value of unexercised options:


                                                         Number of Securities
                        Shares                          Underlying Unexercised            Value of Unexercised
                        Acquired                                Options                   In-the-Money Options
                           on             Value         at Fiscal Year End 2001         at Fiscal Year End 2001
                                                        -----------------------         -----------------------
                        Exercise        Realized       Exercisable Unexercisable       Exercisable Unexercisable
                        --------        --------       -------------------------       -------------------------
    Name                  (#)            ($)(1)            (#)              (#)           ($)(2)            ($)(2)
    ----
---------------------------------------------------------------------------------------------------------------------------

Kelly D. Scott              -               -            100,000          90,000             -                -

Jack W. Brown               -               -                  -               -             -                -

Leslie M. Taeger            -               -             10,000          15,000             -                -


(1)      Excess of market price over exercise price, on the date of exercise.
(2) Value of unexercised in-the-money options is based on Nasdaq's closing price on June 29, 2001 ($1.10 per share), which was the last trading day of fiscal 2001.

Employment Contracts

Jack W. Brown joined the Company in 1980 as the Vice President of Marketing. Shortly thereafter in 1980 Mr. Brown was elected President and Chairman of the Board of Directors. In September of 1999 Mr. Brown resigned as President and Chairman and assumed the position of Managing Director of Product Development of the Company. An employment agreement provides for Mr. Brown's continued compensation by the Company until September 15, 2001 at an annual salary of $100,000. Mr. Brown resigned from the Board of Directors in March 2000.

Mr. Scott joined the Company in May 2000 as President and Chief Executive Officer. Mr. Scott entered into a written employment agreement with the Company whereby he is entitled to an annual base salary of $180,000, a signing bonus of $20,000 upon the commencement of his employment, and a bonus to be determined by the Board of Directors based on the achievement of specified corporate profitability targets. The employment agreement was amended in August, 2001 to provide an initial two-year term commencing August 8, 2001 ("Commencement Date"). The term is to be automatically extended one day for each day elapsed after the Commencement Date. In the event that his employment is involuntarily terminated, he will be entitled to severance equivalent to two times the annual salary then in effect on the date of such termination. Mr. Scott was granted options to purchase 190,000 shares of the Company's Common Stock at an exercise price of $3.00 per share. Options will vest and become exercisable at the rate of 60,000 shares on May 18, 2000, 40,000 shares on May 18, 2001, 40,000 shares on May 18, 2002, and 50,000 shares on May 18, 2003. Mr. Scott was granted an additional fully vested option to purchase 100,000 shares at an exercise price of $.96 per share effective August 8, 2001.

Profit Sharing Plan

The  Company  has  a Salary  Reduction  Profit Sharing Plan,  established  under
Section 401(k) of the Internal Revenue Code, in which all employees are eligible to participate (the "Profit Sharing Plan"). Under the provisions of the Profit Sharing Plan employees may cause up to 15% of their salary to be contributed to the Profit Sharing Plan. Contributions by employees are held in a trust established under the Profit Sharing Plan and invested as directed by each participant. A participant's contributions and the earnings thereon are payable to the participant or his or her survivors upon death, disability or retirement in a lump sum or installments over not more than 15 years as directed by the participant. The Company matches up to $250 of annual contributions by each employee. For the plan year ended December 31, 2000, the Company made
contributions   to  the  Profit   Sharing   Plan   totaling   $38,000  and  paid
administrative costs of $7,000. For the plan year ended December 31, 1999, the Company made contributions to the Profit Sharing Plan totaling $43,000 and paid administrative costs of $6,000. Non-employee directors are not eligible to participate in the Profit Sharing Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon its review of the copies of reporting forms furnished to the Company, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its directors, officers and any persons holding ten percent or more of the Company's Common Stock with respect to the Company's fiscal year ended June 30, 2001, were satisfied.



                             AUDIT COMMITTEE REPORT

     The  Audit  Committee  consists  of  three  directors,   each  of  whom  is
independent as that term is defined in Rule 4200 (a)(14) of the National Association of Securities Dealers' Marketplace Rules. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "Committees of the Board of Directors." A copy of the Audit Committee Charter adopted by the Board of Directors is attached hereto as Appendix A.

     The Audit Committee has received and discussed the Company's audited financial statements for fiscal 2001 with the management of the Company. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified and supplemented). The Company also has received the written disclosure and letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (as modified and supplemented), and has discussed with Ernst & Young LLP its independence.

     Based on the review and discussions referred to above the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                                        The Audit Committee
                                                John W. Galuchie, Jr., Chairman
                                                John S. Hagestad
                                                Ray R. Coulter

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                   Proposal 2:


     Subject to approval and ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Company for the fiscal years ending June 30, 2001 and 2002. Ernst & Young LLP has served as the Company's auditors since 1979 and has issued its report on the Company's financial statements for the last twenty years. representatives of Ernst & Young LLP will be present at the Annual Meeting and they will be given an opportunity to make a statement if they desire to do so and will be available to respond to any appropriate questions from shareholders. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify and approve the selection of

Ernst & Young LLP. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved; however, abstentions and broker non-votes may have the effect of preventing approval and ratification of this proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the quorum.

The Audit Committee and the Board of Directors recommend the shareholders vote FOR such ratification and appointment.

Audit Fees

     Ernst & Young LLP billed the Company an aggregate of $104,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's quarterly reports on Form 10-QSB during the year ended June 30, 2001.

Financial Information Systems Design And Implementation Fees

     No fees were billed by Ernst & Young LLP for professional services rendered in connection with financial information systems design or implementation.

All Other Fees

     Other fees of $2,000 were billed by Ernst & Young LLP.

The audit committee considered the provision of the services listed above by Ernst & Young LLP and determined that the provision of the services was compatible with maintaining the independence of Ernst & Young LLP.

                                  OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought at the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 accompanies this Proxy Statement.




                                      By Order of the Board of Directors


                                      /s/ John W. Galuchie, Jr.
                                      ---------------------------------
                                      John W. Galuchie, Jr.
                                      Chairman
Dated October 12, 2001

                              GISH BIOMEDICAL, INC.

                               BOARD OF DIRECTORS

                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company (if the Company files reports in the current year under SEC Regulation S-B, the audit committee must consist of at least two members, the majority of whom shall be independent). Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The  audit  committee  shall  provide  assistance  to  the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board of directors and report the results of their activities to the board of directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The audit committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the audit committee may supplement them as appropriate.

The audit committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board of directors and the audit committee, as representatives of the Company's shareholders. The audit committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for shareholder approval in any proxy statement). The audit committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board Standard 1. Annually, the audit committee shall review and recommend to the board of directors the selection of the Company's independent auditors.

The audit committee shall discuss with the internal auditors, if any, and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the audit committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the audit committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examination.

The audit committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q or 10-QSB. Also, the audit committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the audit committee may represent the entire committee for the purposes of this review.

The audit committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K or 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principals, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.

                              GISH BIOMEDICAL, INC.

                      PROXY SOLICITED BY BOARD OF DIRECTORS
                            ON BEHALF OF THE COMPANY


     The undersigned, a shareholder of GISH BIOMEDICAL, INC., a California corporation (the "Company"), acknowledges receipt of a copy of the Company's Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement and the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001; and, revoking any proxy previously given, hereby constitutes and appoints John
W. Galuchie, Jr. and James J. Cotter, Jr., and each of them, his, her or its true and lawful agents and proxies with full power of substitution in each, to vote the shares of common stock of the Company standing in the name of the undersigned at the Company's Annual Meeting of Shareholders to be held on Tuesday, November 13, 2001, at 10:00 a.m., California time, and at any adjournment or postponement thereof, on all matters coming before such meeting as set forth below:


(1)   ELECTION OF DIRECTORS:
      FOR ALL NOMINEES [   ]  WITHHOLD FOR ALL [   ] EXCEPTIONS [   ]
      LISTED BELOW              NOMINEES LISTED
                                BELOW

James J. Cotter, Jr.            Ray R. Coulter            John W. Galuchie, Jr.
John S. Hagestad                Kelly D. Scott

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the exceptions box and write the name(s) of the nominee(s) in the space provided below.

  Exceptions:

(2) TO RATIFY AND APPROVE APPOINTMENT OF ERNST & YOUNG, LLP AS AUDITORS FOR THE FISCAL YEARS ENDING JUNE 30, 2001 AND 2002:
         FOR [   ]                  AGAINST [   ]             ABSTAIN [   ]

(3) In their discretion, the proxies named herein are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.

You must submit your notice of revocation or a new proxy card to the Secretary of the Company at 22942 Arroyo Vista, Rancho Santa Margarita, California 92688. Your notice of revocation must be received by 9:00 am, California time, on November 13, 2001.

This proxy will be voted as directed. Unless otherwise directed, this proxy will be voted for the election of the five directors under Proposal 1 and for Proposal 2.

Signature _____________________________ Date _____________________________, 2001

Note: Please sign exactly as your name appears hereon. (When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        Please date, sign and return this card in the enclosed envelope.